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                                                             EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

      We consent to the incorporation by reference in Registration Statement No. 33-77970 of American Banknote Corporation (formerly United States Banknote Corporation) on Form S-3 of our report dated March 1, 1995 appearing in this Annual Report on Form 10-K/A of American Banknote Corporation (formerly United States Banknote Corporation) for the year ended December 31, 1994.


      DELOITTE & TOUCHE
      New York, New York
      August 30, 1995
















































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